Financial asset of the concession	12 Months Ended
Dec. 31, 2025
Financial Asset Of Concession
Financial asset of the concession

15	Financial asset of the concession

With the completion of the privatization process and signing of the agreement with URAE-1 in July 2024, resulting in a single agreement covering 371 municipalities with a new expiration date in 2060, which provided greater legal security and granted an unconditional right to receive cash at the end of the concession, the Company recognized a modification in the agreement, leading to a bifurcation of concession assets considering the contractual right that reversible investments and not fully amortized by the end of the agreement must be compensated.

The impacts of Income and Social Contribution Taxes and PIS and Cofins are deferred until the time of their realization.

The change in the balance of the Financial Asset resulting from the concession agreement with URAE-1 is as follows:

	December 31, 2024	Transfer of contract asset (a)	Financial Asset of the Concession – Inflation Adjustment (b)	December 31, 2025

Financial Asset of the Concession
Concession Agreement - URAE-1	17,601,626	2,387,270	1,676,434	21,665,330

(a)	Correspond to transfers (bifurcation) of contract assets and other concession assets to the financial asset of the concession, which were previously recognized at their cost;
(b)	Review of the financial asset considering the inflation adjustment using the IPCA, as this is the rate used by the regulatory agency for the adjustment of assets to be compensated.

Accounting policy

During the term of the concession agreements, the Company makes continuous investments to ensure the quality and continuity of the services, and may replace the assets linked to the concession until the end of the agreement.

At the end of the concession, the infrastructure assets are reverted to the granting authority through indemnity when provided for in the agreement, calculated based on the fair value updated by the IPCA. SABESP recognizes the portion of investments in reversible assets not yet amortized at the end of the contract as a financial asset, recording its restatement as operating revenue, in line with the Company's business model. Accordingly, the Company treats the financial assets as a continuation of the contract asset related to the construction contract.

The inflation adjustment of the financial asset of the concession represents taxable income for PIS and Cofins purposes, subject to non-cumulative rates of 1.65% and 7.6%, respectively. However, given the relevance of the amounts involved, the Company carried out a formal consultation with the Regulatory Entity, in order to clarify what would be the most appropriate treatment to be given to this issue. ARSESP, in response to the consultation sent through Official Letter No. 180/2025-ARSESP-P, clarified that, effectively, the amounts related to taxes should be increased to the value of the investment classified as a financial asset.

As of December 2025, in line with ARSESP's definition of tax neutrality, Management reviewed the assumptions used in the recognition process of the financial asset.

This review aimed to more adequately reflect the amount to be unconditionally indemnified at the end of the concession term.

As a result of this review, there was a change in the accounting estimate related to the recognition of the amount of the financial asset corresponding to the increase in PIS and Cofins levied on the basis of the financial asset already recorded.

On December 31, 2025, the application of the new estimate resulted in the recognition of the additional amount of R$ 1 billion in financial assets, increasing, in the same amount, the operating revenue. Based on this amount, there is a deferred liability in the same proportion.

The effects for subsequent periods will depend on the amounts actually recognized as a financial asset and its inflation adjustment, which can only be measured as they occur.